UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

(Address of principal executive offices)

(619) 631 8261

(Registrant’s telephone number, including area code)

                                  N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GBOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers.

On February 18, 2022, the Board of Directors (the “Board”) of GreenBox POS (the “Company”) approved the appointment of Mr. Min Wei (“Mr. Wei”) to serve as the Company’s Chief Operating Officer (“COO”), effective immediately.

Mr. Wei will succeed Ms. Vanessa Luna, who will transition to a position at the Company’s sales group. The terms of Ms. Luna’s employment with the Company remain unchanged, other than to include her new role and title.

Mr. Wei, 47, served mostly recently as a senior Vice President and Chief Customer Officer at Cubic Corporation from March 2020 to October 2021. From November 2015 to February 2021, Mr. Wei was a senior Vice President of Operations at Cubic Transportation Systems. Mr. Wei holds a bachelor's degree from the University of International Business and Economics, and MBA with an emphasis in finance, banking and international business from the University of San Francisco.

There is no arrangement or understanding between Mr. Wei and any other person pursuant to which he was selected to serve as COO of the Company. Mr. Wei does not have any family relationships with any of the Company’s executive officers or directors, and does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr. Wei’s appointment as Chief Operating Officer, the Compensation Committee of the Board determined that Mr. Wei would receive an annual base salary of $250,000. In addition, on the 90th day following his start date, Mr. Wei will receive a signing bonus in the form of a grant of 50,000 shares of the Company’s common stock (“Common Stock”) under the Company’s 2021 Restricted Stock Plan. These shares will fully vest in November 2022. Furthermore, Mr. Wei will be eligible to receive a maximum of 50,000 shares of Common Stock semi-annually based on the Company’s annual earnings performance, as well as benefits as are generally made available to other senior executives of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Dated: February 25, 2022	By:	/s/ Ben Errez
Executive Vice President and Chairman